                        SCHEDULE 14A INFORMATION

                             (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT


                        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                of 1934
                           (Amendment No.   )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    UNIFIED FINANCIAL SERVICES, INC.
            (Name of Registrant as Specified in Its Charter)

      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11

     1) Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total Fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                 [LOGO] UNIFIED FINANCIAL SERVICES

                           April 26, 2000


Dear Fellow Stockholders:

     Our Annual Meeting of Stockholders will be held at the Omni Netherland Plaza, Hall of Mirrors, Third Floor, 35 West 5th Street, Cincinnati, Ohio, at 10:00 a.m., local time, on Wednesday, May 17, 2000. The Notice of Annual Meeting of Stockholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at our annual meeting.

     We cordially invite you to attend our annual meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend our annual meeting.

                              Sincerely,


                              /s/ Timothy L. Ashburn

                              Timothy L. Ashburn
                              Chairman and Chief Executive Officer

                    UNIFIED FINANCIAL SERVICES, INC.
                     431 NORTH PENNSYLVANIA STREET
                    INDIANAPOLIS, INDIANA 46204-1873
                            (800) 862-7283

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD WEDNESDAY, MAY 17, 2000

To the Stockholders of
Unified Financial Services, Inc.:

     The Annual Meeting of Stockholders of Unified Financial Services, Inc., a Delaware corporation, will be held at the Omni Netherland Plaza, Hall of Mirrors, Third Floor, 35 West 5th Street, Cincinnati, Ohio, on Wednesday, May 17, 2000 at 10:00 a.m., local time, for the following purposes:

     1. To elect three (3) Class III directors to hold office for a term of three years or until their successors shall have been duly elected and qualified;

     2. To ratify the appointment of Larry E. Nunn & Associates, L.L.C. as our independent auditors for the year ending
          December 31, 2000; and

     3. To consider and act upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Our board of directors has fixed the close of business on March 31, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

                         By Order of the Board of Directors,

                         David F. Morris, Secretary

April 26, 2000
Indianapolis, Indiana





WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED
ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                   [LOGO] UNIFIED FINANCIAL SERVICES

                    UNIFIED FINANCIAL SERVICES, INC.
                     431 NORTH PENNSYLVANIA STREET
                    INDIANAPOLIS, INDIANA 46204-1873
                            (800) 862-7283

                            PROXY STATEMENT

               FOR ANNUAL MEETING OF STOCKHOLDERS TO BE
                   HELD ON WEDNESDAY, MAY 17, 2000
              APPROXIMATE DATE OF MAILING: APRIL 26, 2000


                               GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Unified Financial Services, Inc., a Delaware corporation, for use at our 2000 annual meeting of stockholders to be held on Wednesday, May 17, 2000 at 10:00 a.m., local time, at the Omni Netherland Plaza, Hall of Mirrors, Third Floor, 35 West 5th Street, Cincinnati, Ohio, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by our board of directors in Proposal I and in favor of the ratification of the appointment of Larry E. Nunn & Associates, L.L.C. as our independent auditors for the year ending December 31, 2000, as recommended by our board of directors. A stockholder who executes a proxy may revoke it at any time before it is exercised by delivering to us another proxy bearing a later date, by submitting written notice of such revocation to our corporate secretary or by personally appearing at our annual meeting and casting a contrary vote.

     This proxy statement, the notice of annual meeting and the accompanying proxy were first mailed to the holders of our common stock on or about April 26, 2000. We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

     A plurality of the votes cast is required for the election of directors. Under the Delaware General Corporation Law, an abstaining vote is not deemed to be a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors and, therefore, do not have the effect of votes in opposition. The ratification of the appointment of Larry E. Nunn & Associates, L.L.C. as our independent auditors requires the affirmative vote of a majority of the votes cast on such proposal at the meeting. Abstentions on such matter will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present at the meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on March 31, 2000 are entitled to notice of, and to vote at, our annual meeting. On such date, there were 2,869,862 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each such matter. Holders of our common stock do not have the right to cumulate votes in the election of directors.

     To our knowledge, and except as set forth under "Security
Ownership of Certain Beneficial Owners and Management," no person beneficially owned more than 5% of our common stock outstanding on March 31, 2000.

                   PROPOSAL I: ELECTION OF DIRECTORS

     In accordance with our by-laws, the board of directors has fixed the number of directors at seven, divided into three classes, with the terms of office of each class ending in successive years. The board of directors has nominated Weaver H. Gaines, Jack R. Orben and John S. Penn for election as Class III directors to hold office until the 2003 annual meeting of stockholders, until their respective successors are elected and qualified, or until their earlier death, resignation or removal. There is no cumulative voting in the election of directors. A vacancy currently exists with respect to a Class II board seat. The board has not nominated any individual for election to fill this vacancy at the annual meeting.

     The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the board of directors for the election of Weaver H. Gaines, Jack R. Orben and John S. Penn as Class III directors, except as otherwise directed by the stockholder on the proxy. Messrs. Gaines, Orben and Penn currently are directors. If for any reason Messrs. Gaines, Orben or Penn become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the board of directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF WEAVER H. GAINES, JACK R. ORBEN AND JOHN S. PENN AS CLASS III DIRECTORS.

     The name, age, principal occupation or position, term of office and other directorships with respect to Messrs. Gaines, Orben and Penn and the other directors whose terms of office will continue after our annual meeting are set forth below.

             CLASS III NOMINEES TO BE ELECTED FOR A TERM OF
                      THREE YEARS EXPIRING IN 2003

     WEAVER H. GAINES, 56, has served as a director from 1990 to 1992 and 1993 to present. Since 1993, Mr. Gaines has been a director and the chairman and chief executive officer for Ixion Biotechnology, Inc., founding and managing the development-stage biotechnology company. From 1985 until 1992, Mr. Gaines held various executive positions at the Mutual Life Insurance Company of New York, including executive vice president and general counsel, and was a member of its executive committee and was responsible for management of its investment services subsidiaries. Mr. Gaines is a director of each of Voyetra Turtle Beach, Inc., First ING Life Insurance Company of New York, AquaGene, Inc. and Bio-Florida, Florida's biotechnology trade association.

     JACK R. ORBEN, 61, has served as a director since 1989. Mr. Orben was the chairman and an executive officer of our subsidiary, Fiduciary Counsel, Inc., from 1979 through August 1998 and has been a director and the chairman, chief executive officer and treasurer of Fiduciary Counsel from August 1998 through the present. Mr. Orben also serves as a director and the chairman, chief executive officer and treasurer of our subsidiary, EMCO Estate Management Company, Inc. For various periods during the past five years, Mr. Orben has served as the chairman, chief executive officer and treasurer of each of Venvestech Corp., Seward, Groves, Richards & Wells, Starwood Corporation, Fiduciary Alliance Inc., NUSTAR Inc., Intellectronic Management Systems Inc., Economic Analysts Inc., EMCO Nominees Inc. and Ra X Productions Inc.

     JOHN S. PENN, 48, has served as a director since September 1999. Mr. Penn also has served as our chief operating officer since July 1999 and our president since April 2000. Mr. Penn served as an executive vice president of our company from July 1999 to April 2000. Mr. Penn served as a director and executive vice president of Area Bancshares Corporation, a bank holding company located in Owensboro, Kentucky from September 1997 to July 1999. Prior thereto, Mr. Penn served as the president, chief executive officer and a director of Cardinal Bancshares, Inc., a bank holding company located in Lexington, Kentucky.

               CLASS I - TO CONTINUE IN OFFICE UNTIL 2001

     TIMOTHY L. ASHBURN, 48, has served as our chairman of the board since 1989 and as chief executive officer from 1989 to 1992 and 1994 to present. Mr. Ashburn also served as our president from November 1997 to April 2000. Mr. Ashburn was employed by Vine Street Trust Company, Lexington, Kentucky, a wholly owned subsidiary of Cardinal Bancshares, a Kentucky bank holding company, for the two-year period from April 1992 through March 1994.

     DR. GREGORY W. KASTEN, 45, has served as a director since 1997.
Dr. Kasten has served as president and chief executive officer of Health Financial and First Lexington Trust Company, each a subsidiary of our company, since 1986 and 1994, respectively. Dr. Kasten also is a director of each of Health Financial and First Lexington Trust Company.

              CLASS II - TO CONTINUE IN OFFICE UNTIL 2002

     THOMAS G. NAPURANO, 58, a certified public accountant and a certified management accountant, has served as a director and the chief financial officer and an executive vice president of our company since 1989.

                   BOARD OF DIRECTORS AND COMMITTEES

     During the year ended December 31, 1999, the board of directors met four times, including both regularly scheduled and special meetings. During such year, all of the incumbent directors attended at least 75% of all meetings held by the board of directors and all committees on which they serve.

     The standing committees of the board of directors are the executive committee and the audit, nominating and compensation committee.

     The members of the executive committee are Messrs. Timothy L. Ashburn and Thomas G. Napurano. The executive committee may exercise all powers of the board of directors that may lawfully be delegated when the board of directors is not in session. The executive committee was organized in March

1999, but did not meet during 1999. The executive committee did take action by unanimous written consent on six occasions during 1999.

     The members of the audit, nominating and compensation committee are Messrs. Weaver H. Gaines and Jack R. Orben. The audit, nominating and compensation committee (i) meets with our independent auditors, management and our chief financial officer periodically to review the work of each and to ensure that each is properly discharging its responsibilities, (ii) proposes nominees for election to the board of directors, (iii) reviews and approves the salaries of our executive officers and certain selected other senior officers of our company and our subsidiaries and authorizes all other forms of executive compensation and (iv) administers our executive incentive plans. The committee will consider written recommendations of stockholders with regards to potential nominees to the board of directors. Stockholder recommendations must contain certain information regarding the potential nominee and comply with certain requirements for presentation as set forth in our by-laws. The audit, nominating and compensation committee was organized in March 1999 and met three times during the year ended December 31, 1999.

     Directors who are not otherwise employed by us are paid $1,500 for each board meeting attended. Directors are not compensated for attending meetings of standing committees of the board of directors. Directors also receive reimbursements for reasonable expenses related to attendance at such meetings and an annual option grant to acquire 500 shares of our common stock, which option is granted on the first business day following our annual meeting of stockholders at an exercise price equal to the fair market value of our common stock on such date.

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Dr. Kasten, a director and the president of each of Health Financial and First Lexington Trust Company, also is a 25% member in Cygnus, LLC, a Kentucky limited liability company that owns an office building in which various of our subsidiaries lease space. During 1998 and 1999, Cygnus, LLC received payments of approximately $116,900 and $170,100, respectively, from us and our subsidiaries with respect to such leases.

     Mr. Orben, a director, is the chairman, chief executive officer and treasurer of both Fiduciary Counsel, an investment management company, and EMCO Estate Management Company, a wealth management firm. All of the outstanding capital stock of Fiduciary Counsel was acquired by us on August 21, 1998. On August 21, 1998, we also acquired certain of the assets and certain of the liabilities of The Patty Corporation (f/k/a EMCO Estate Management Company, Inc.). We issued a total of 47,110 shares of our common stock and paid $800,835 in cash in connection with these transactions. Such shares were held by Associated Family Services, Inc., of which Mr. Orben was a director and officer. Mr. Orben also was a 50% stockholder of Intellectronic Management Systems, Inc., which was a 66 2/3% stockholder of Associated Family Services, Inc. On June 8, 1999 we repurchased such 47,110 shares of our common stock from Associated Family Services, Inc. in exchange for the release of Associated Family Services and its stockholders from certain indemnification obligations and the payment of $873,000.

     Mr. Orben also is the sole shareholder and chief executive officer of Fiduciary Alliance, Inc., a Delaware corporation that provides economic forecasting and investment research services to certain of our subsidiaries. During 1998 and 1999, Fiduciary Alliance received payments of approximately $61,104 and $48,500, respectively, from us and our subsidiaries.

     Mr. J. Robert Owens, a holder of more than 5% of our common stock, is a director and the president of Equity Underwriting Group and a director and vice president of Commonwealth Premium Finance Corporation. All of the outstanding capital stock of Equity Underwriting Group and Commonwealth Premium Finance Corporation was acquired by us on December 17, 1998. Mr. Owens was a shareholder of each of Equity Underwriting Group and Commonwealth Premium Finance Corporation and received 185,195 and 9,984 shares, respectively, of our common stock pursuant to such acquisitions.

     Kenneth D. Trumpfheller, a holder of more than 5% of our common stock, is a director, the president and the secretary of AmeriPrime Financial Services. All of the outstanding capital stock of AmeriPrime Financial Services was acquired by us on December 31, 1998. Mr. Trumpfheller was the sole shareholder of AmeriPrime Financial Services and received 410,000 shares of our common stock pursuant to such acquisition.

     Weaver H. Gaines, a director, is a director and the chairman and chief executive officer of Ixion Biotechnology, Inc., a development-stage biotechnology company. Unified Management Corporation acts as a broker for an offering of Ixion common stock in the State of Florida. Fees have been paid to us for such services. Such fees cannot exceed $80,000 in the aggregate.

     Certain of our officers and directors are customers of Unified Banking Company. All such customer transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable or unusual features.

                  COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation of our chief executive officer and our four other most highly compensated executive officers in 1999.

                                                    SUMMARY COMPENSATION TABLE
                                                                                        LONG-TERM COMPENSATION
                                                       ANNUAL COMPENSATION            --------------------------
                                            ----------------------------------------- RESTRICTED   SECURITIES
                                                                      OTHER ANNUAL      STOCK      UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY($)    BONUS($) COMPENSATION($)<F1>  AWARDS($) OPTIONS/SARS(#)   COMPENSATION($)
---------------------------          ----   ---------    -------- ------------------- ---------- ---------------   ---------------

Timothy L. Ashburn                   1999    206,869          --          --             --             500            8,654<F2>
   Chairman and Chief                1998    176,969      50,000          --             --             500            5,105
   Executive Officer                 1997    122,885      13,941          --             --          63,656            3,610

Dr. Gregory W. Kasten<F3>            1999    558,654      60,000          --             --             500           11,932<F4>
   President and Chief               1998    510,000      60,000          --             --             500            4,615
   Executive Officer of Health       1997    250,000      12,000          --             --              --            5,341
   Financial and First Lexington

Jack R. Orben<F5>                    1999    250,501     118,222          --             --             500            5,472<F6>
   Chairman, Chief Executive         1998     59,019      90,000          --             --             500              157
   Officer and Treasurer of          1997         --          --          --             --              --               --
   Fiduciary and EMCO

Thomas G. Napurano                   1999    173,675          --          --             --             500           10,115<F7>
   Executive Vice President and      1998    123,638      28,747          --             --           2,000            5,517
   Chief Financial Officer           1997     92,077      13,786          --             --          62,949            3,247

Peter H. Foley<F8>                   1999    194,712      30,000          --             --          25,000            3,062<F9>
   Executive Vice President          1998         --          --          --             --              --               --
                                     1997         --          --          --             --              --               --

----------

<F1> The named executive officers received certain perquisites in 1999,
     1998 and 1997, the amount of which did not exceed the lesser of $50,000 or 10% of any such officer's salary or bonus.

<F2> Includes the following: $5,009 in matching contributions to our
     Section 401(k) Plan; $3,522 with respect to a car allowance; and $123 for premiums paid by us on a term life insurance policy for the benefit of Mr. Ashburn.

<F3> Dr. Kasten has been employed by us since our acquisition of Health
     Financial on June 1, 1997. Prior thereto, Dr. Kasten was not employed by us.

<F4> Includes the following: $5,009 in matching contributions to our
     Section 401(k) Plan; and $6,923 paid by us for accrued personal leave in 1999.

<F5> Mr. Orben has been employed by us since our acquisition of
     Fiduciary Counsel on August 21, 1998. Prior thereto, Mr. Orben was solely a director.

<F6> Includes the following: $5,000 in matching contributions to our
     Section 401(k) plan; and $472 for premiums paid by us on a term life insurance policy for the benefit of Mr. Orben.

<F7> Includes the following: $4,800 in matching contributions to our
     Section 401(k) Plan; $5,192 paid by us for accrued personal leave in 1999; and $123 for premiums paid by us on a term life insurance policy for the benefit of Mr. Napurano.

<F8> Mr. Foley joined our company on February 15, 1999.  Mr. Foley resigned to become a consultant of our company on March 15, 2000.

<F9> Includes the following: $3,000 in matching contributions to our
     Section 401(k) Plan; and $62 for premiums paid by us on a term life insurance policy for the benefit of Mr. Foley.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made in 1999 to the individuals named in the Summary Compensation Table. No stock appreciation rights were granted to the named individuals in 1999.

                                                          INDIVIDUAL GRANTS
                             ---------------------------------------------------------------------------
                                                    PERCENT OF TOTAL
                             NUMBER OF SECURITIES     OPTIONS/SARS
                                   UNDERLYING          GRANTED TO       EXERCISE OR
                                  OPTIONS/SARS        EMPLOYEES IN      BASE PRICE        EXPIRATION
       NAME                        GRANTED (#)         FISCAL YEAR        ($/SH)             DATE
       ----                  --------------------   ----------------    -----------    -----------------

Timothy L. Ashburn                     500                 0.7%           $40.00       September 1, 2009
Thomas G. Napurano                     500                 0.7             40.00       September 1, 2009
Gregory W. Kasten                      500                 0.7             44.00       September 1, 2004
Jack R. Orben                          500                 0.7             40.00       September 1, 2009
Peter H. Foley                      15,000                21.3             40.00            May 26, 2009
                                    10,000                14.2             40.00       November 16, 2009

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END
OPTION/SAR VALUES

     The following table presents certain information concerning unexercised stock options held by the individuals named in the Summary Compensation Table at December 31, 1999. No options were exercised during fiscal year 1999 by such individuals.

                                          SHARES FOR WHICH                         VALUE OF UNEXERCISED
                                     UNEXERCISED OPTIONS HELD AT                IN-THE-MONEY OPTIONS/SARS
                                        DECEMBER 31, 1999 (#)                          AT FY-END ($)
                                  --------------------------------            -----------------------------
       NAME                       EXERCISABLE        UNEXERCISABLE            EXERCISABLE     UNEXERCISABLE
       ----                       -----------        -------------            -----------     -------------

Timothy L. Ashburn                   1,000                 -                    $ 6,250         $    -
Thomas G. Napurano                   2,500                 -                     28,750              -
Gregory W. Kasten                    1,000                 -                      4,875              -
Jack R. Orben                        1,000                 -                      6,250              -
Peter H. Foley                      25,000                 -                          -              -

---------

<F1> Based on the fair market value of our common stock on December 31,
     1999 of approximately $40.00 per share.

EMPLOYMENT AGREEMENTS AND OTHER COMPENSATORY ARRANGEMENTS

     Dr. Gregory W. Kasten has an employment agreement with us. The initial term of such agreement was a two-year period beginning on June 1, 1997, the effective date of the agreement. Commencing on the first anniversary of the effective date, and continuing at each anniversary date thereafter, the agreement will automatically renew for an additional year unless prior written notice is provided to Dr. Kasten. During the initial two-year term of the Kasten Agreement, Dr. Kasten was paid an annual base salary of $500,000. In addition, during the term of the agreement, Dr. Kasten is eligible to be awarded an incentive bonus on a basis commensurate with those provided to other peer executive officers.

     If we terminate Dr. Kasten's employment agreement during the term of his employment without "cause" (generally, willful failure to perform duties, willful misconduct injurious to us or a material breach of the agreement), or if Dr. Kasten terminates his employment with "good reason" (generally, the assignment of duties inconsistent with his position, a material diminution in authority or responsibilities, a reduction in any benefit specified in his employment agreement, or any material breach of the agreement by us), we will be required to pay annual noncompete payments to Dr. Kasten in an amount equal to $499,200 for a period of three years following the termination of Dr. Kasten's employment.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the amount of our common stock beneficially owned, as of March 31, 2000, by each of our directors, each nominee for election as a director, the executive officers named in the Summary Compensation Table, any person who is known by us to own beneficially more than 5% of our common stock and all our directors and executive officers as a group:

                                                     NUMBER OF SHARES     PERCENT OF OUTSTANDING
      NAME AND ADDRESS<F1>                          BENEFICIALLY OWNED         COMMON STOCK
      --------------------                          ------------------    ----------------------

Timothy L. Ashburn                                   200,256 <F2><F3><F4>           7.0%
Jack R. Orben                                         99,730 <F3>                   3.5
Weaver H. Gaines                                      33,850 <F3>                   1.2
Dr. Gregory W. Kasten                                402,742 <F2><F3><F5>          14.0
Thomas G. Napurano                                    95,691 <F2><F3>               3.3
John S. Penn                                          15,501 <F3>                   0.5
Peter H. Foley                                        25,000 <F6>                   0.9
Kenneth D. Trumpfheller                              410,000                       14.3
J. Robert Owens                                      195,679 <F7>                   6.8
Directors and executive officers
   as a group (9 persons)                          1,035,733 <F2><F3><F4>          35.7
                                                             <F5>

----------

<F1> Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 2,869,862 shares of our common stock that were issued and outstanding as of March 31, 2000. The address for each person is 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1873.

<F2> Includes 4,681, 363, 5,402 and 13,192 shares of our common stock beneficially owned by Mr. Ashburn, Dr. Kasten and Mr. Napurano and all directors and executive officers as a group, respectively, and held by our profit sharing plan. No person has voting power over such shares except Mr. Ashburn, who directs the vote of the plan's trustee. Each of Mr. Ashburn, Dr. Kasten and Mr. Napurano, and all directors and executive officers as a group, may be deemed to be the beneficial owner(s) of the shares held by the profit sharing plan because such holder(s) retain sole investment power over such shares.

<F3> Includes 1,000, 1,000, 1,000, 1,000, 2,500, 15,500 and 27,325
     shares of our common stock that may be acquired by Messrs.
     Ashburn, Orben, Gaines, Kasten, Napurano and Penn and all directors and executive officers as a group, respectively, upon exercise of stock options granted by us pursuant to our 1998 Stock Incentive Plan.

<F4> Includes 50,000 shares of our common stock of which Mr. Ashburn may be deemed to be the beneficial owner based upon his right to direct the plan trustee in voting all shares held subject to the profit sharing plan. Mr. Ashburn disclaims beneficial ownership of all shares held subject to the profit sharing plan except 4,681 shares. Also includes 26,325 shares of our common stock that Mr. Ashburn has the right to vote pursuant to that certain Irrevocable Proxy dated February 1, 2000, which irrevocable proxy was granted in connection with a promissory note issued in favor of Mr. Ashburn. Mr. Ashburn does not have the power to dispose of such shares except upon default of the promissory note.

<F5> Includes 869 shares of our common stock owned by Dr. Kasten's spouse, of which Dr. Kasten disclaims beneficial ownership.

<F6> Consists of 25,000 shares of our common stock that may be acquired upon exercise of stock options granted by us pursuant to our 1998 Stock Incentive Plan.

<F7> Includes 1,000 shares of our common stock that may be acquired upon exercise of stock options granted by us pursuant to our 1998 Stock Incentive Plan.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than ten percent of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely on our review of such reports furnished to us and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 1999, except that Jack R. Orben filed one late Form 4 report.

                              PROPOSAL II.
          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our board of directors, upon the recommendation of the audit, nominating and compensation committee of the board, has appointed Larry
E. Nunn & Associates, L.L.C. as our independent auditors for the year ending December 31, 2000. A resolution will be presented at the meeting to ratify the appointment of Larry E. Nunn & Associates, L.L.C.

     Larry E. Nunn & Associates, L.L.C. served as our independent auditors for the year ended December 31, 1999. Representatives of Larry
E. Nunn & Associates, L.L.C. are expected to be present at our annual meeting and to respond to appropriate questions from our stockholders. Such representatives will have the opportunity to make statements if they so desire.

     Our board of directors recommends a vote "FOR" ratification of the appointment of Larry E. Nunn & Associates, L.L.C. as our independent auditors for the year ending December 31, 2000. A majority of the votes cast, present or represented by proxy at the meeting, will constitute ratification of the appointment of Larry E. Nunn & Associates, L.L.C. as our independent auditors for the year ending December 31, 2000.

                      FUTURE STOCKHOLDER PROPOSALS

     Under applicable regulations of the Securities and Exchange Commission, all proposals of stockholders to be considered for inclusion in the proxy statement for the 2001 annual meeting of stockholders must be received at our offices, c/o corporate secretary, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204-1873 by not later than December 27, 2000. Our by-laws provide that stockholder proposals, including nominations of directors, that do not appear in the proxy statement may be considered at a meeting of stockholders only if written notice of the proposal is received by our corporate secretary not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 10th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. Under our by-laws, the date by which written notice of a proposal must be received by us to be considered at the 2001 annual meeting of stockholders is March 18, 2001.

     Any written notice of a stockholder proposal must include the following information: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities

Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of our shares that are owned beneficially and of record by such stockholder and such beneficial owner.

                          DISCRETIONARY VOTING

     At our 2001 annual meeting of stockholders, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which we were provided with notice after March 12, 2001, and before March 18, 2001. In addition, we will include in the proxy statement advice on the nature of the matter and how the individuals named in the proxy relating to such meeting intend to exercise their discretion to vote on each matter. Notwithstanding the above, the individuals named in the proxy relating to such meeting shall not exercise discretionary authority over a matter if: (i) we receive notice of such matter by March 12, 2001; (ii) by March 12, 2001, the proponent of such matter provides us with a written statement that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under Delaware law to carry the proposal; (iii) the proponent includes the same statement in its proxy materials filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended; and (iv) immediately after soliciting the percentage of stockholders required to carry the proposal, the proponent provides us with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under Delaware law to carry the proposal.

                             ANNUAL REPORT

     Our annual report to stockholders for the year ended December 31, 1999 has been mailed simultaneously to our stockholders. Our Annual Report on Form 10-KSB for the year ended December 31, 1999, as filed with the Securities and Exchange Commission (excluding exhibits), is included in our annual report to stockholders.

                             OTHER BUSINESS

     The board of directors is not aware of any business to be presented at our annual meeting other than that referred to in the Notice of Annual Meeting of Stockholders and discussed herein. No other matters may properly come before the annual meeting.


                                   TIMOTHY L. ASHBURN
                                   Chairman of the Board
                                   and Chief Executive Officer

April 26, 2000
Indianapolis, Indiana

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominates, constitutes and appoints Timothy
L. Ashburn and Thomas G. Napurano (or such other person as is designated by the Board of Directors of Unified Financial Services, Inc. (the "Company")) (the "Proxies"), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of Common Stock, $0.01 par value, of the Company entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held at the Omni Netherland Plaza, Hall of Mirrors, Third Floor, 35 W. 5th Street, Cincinnati, Ohio, at 10:00 a.m., local time, May 17, 2000, and at any adjournment or postponement thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.   ELECTION OF DIRECTORS:

     / / FOR all nominees listed below (except as marked below)

     / / WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
     STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                      FOR TERM EXPIRING IN 2003:
                           Weaver H. Gaines
                            Jack R. Orben
                            John S. Penn

2. PROPOSAL TO RATIFY THE APPOINTMENT OF LARRY E. NUNN & ASSOCIATES, L.L.C., as independent public auditors of the Company:

     / / For     / / Against     / / Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all of the named nominees for director and "FOR" Proposal 2.

     The undersigned acknowledges receipt of the Company's 1999 Annual Report and Form 10-KSB and the Notice of the Annual Meeting and the Proxy Statement. Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                                 / / PLEASE CHECK THIS BOX IF YOU PLAN
                                     TO ATTEND THE MEETING IN PERSON.

                                 SIGN HERE
                                          -----------------------------
                                           (Please sign exactly as name
                                           appears at left)

                                 SIGN HERE
                                          -----------------------------
                                           Executors, administrators,
                                           trustees, etc. should so
                                           indicate when signing

                                 DATED
                                      ---------------------------------